UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004
                                                 (February 10, 2004)

                                 American Ammunition, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           California                  000-32379                 91-2021594
-----------------------------       ----------------         -------------------
(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                      file number)       Identification No.)


3545 NW 71st Street
Miami, FL                                                  33147
----------------------------------------            ----------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (305) 835-7400



                                       N/A
                   ------------------------------------------
          (Former name or former address, if changes since last report)

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
----------------------------------------------------------------------
22.1      *   Press Release dated February 10, 2004 regarding revenues/earnings.

31.1      *   Certification  pursuant  to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1      *   Certification  pursuant  to Section 906 of the  Sarbanes-Oxley Act of 2002.
---------------------
          *    Filed Herewith.

Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.


ITEM 9.  REGULATION FD DISCLOSURE.

On February 10, 2004, American Ammunition, Inc. (the "Company") distributed a press release describing both fourth quarter and year end results for 2003.

ITEM 12. Results of Operations and Financial Condition.

The press release distributed February 10, 2004 may be deemed to contain material non-public information regarding the Registrant's results of operations or financial condition for the quarter and fiscal year ended December 31, 2003. A copy of the release is attached hereto as an exhibit.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                            American Ammunition, Inc.
                           -------------------------
                                  (Registrant)



Date: February 10, 2004


                    By:  /s/ Andres F. Fernandez
                        -------------------------------
                        Andres F. Fernandez, President, Chief Executive Officer, Chief Financial Officer and Director